UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2022

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 27, 2022, Spirit AeroSystems Holdings, Inc. (the “Company”) held its 2022 annual meeting of stockholders. The following is a summary of the voting results for each matter presented at the Company’s 2022 annual meeting of stockholders.

Proposal 1: Election of Directors. The stockholders elected the following eleven nominees to serve as directors until the 2023 annual meeting of stockholders and until the election and qualification of his or her respective successor, subject to each director’s earlier death or disability. Voting results for this proposal follow.

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen A. Cambone	68,041,883	2,333,621	55,932	12,991,642
Irene M. Esteves	68,045,584	2,330,081	55,771	12,991,642
William A. Fitzgerald	69,395,118	979,429	56,889	12,991,642
Paul E. Fulchino	57,938,189	12,434,825	58,422	12,991,642
Thomas C. Gentile III	69,408,745	988,858	33,833	12,991,642
Robert D. Johnson	60,238,428	10,121,056	71,952	12,991,642
Ronald T. Kadish	61,427,586	8,947,994	55,856	12,991,642
John L. Plueger	67,427,539	2,947,594	56,303	12,991,642
James R. Ray Jr.	69,056,039	1,318,683	56,714	12,991,642
Patrick M. Shanahan	68,885,929	1,491,303	54,204	12,991,642
Laura H. Wright	62,263,434	8,114,898	53,104	12,991,642

Proposal 2: Advisory Vote on Executive Compensation. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. Voting results for this proposal follow.

Votes For	Votes Against	Abstentions	Broker Non- Votes
56,428,574	13,924,766	78,096	12,991,642

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for fiscal year 2022. Voting results for this proposal follow.

Votes For	Votes Against	Abstentions
81,555,618	1,774,295	93,165

Proposal 4: Stockholder Proposal Titled “Shareholder Ratification of Termination Pay”. The stockholders approved the stockholder proposal titled “Shareholder Ratification of Termination Pay”. Voting results for this proposal follow.

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,486,132	22,812,505	132,799	12,991,642

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: May 2, 2022	/s/ Mindy McPheeters
	Name:	Mindy McPheeters
	Title:	Senior Vice President, General Counsel and Corporate Secretary